TSI, INC.
                        110 Second Street South
                             P.O. Box 2249
                      Great Falls, Montana  59405


                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON OCTOBER 22, 1996



To the Shareholders of TSI, Inc.:


    The annual meeting of Shareholders of TSI, Inc. will be held at the offices of the company, 110 Second Street South, Great Falls, Montana, on Tuesday, October 22, 1996, at 9:30 a.m., for the following purposes:

1.To elect three directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

2.To consider and act upon a proposal to authorize the Board of Directors of the Company to select an Independent Certified Public Accounting firm to audit the Company's financial statements for 1996.

3.To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Company has fixed the close of business on August 31, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or adjournments thereof, and only shareholders of record at such time will be entitled to voting rights.



                                  TSI, INC.



                                  N. Scott Atchison,
                                  Assistant Secretary-Treasurer




Great Falls, Montana
Dated: October 1, 1996

                              TSI, INC.
                       110 Second Street South
                            P.O. Box 2249
                      Great Falls, Montana  59405

            PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          October 22, 1996

Approximate date proxy material sent to shareholders: October 1, 1996

                   SOLICITATION AND REVOCATION OF PROXY

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the management of TSI, Inc. (the "Company" or "TSI") for its use at the annual meeting of shareholders to be held on Tuesday, October 22, 1996, at 9:30 a.m., in Great Falls, Montana.

Any shareholder signing and returning a proxy in the form enclosed with this statement may revoke such proxy by written notice to the Company or by attending the meeting and voting in person.

Shareholders will be entitled to cast one vote for each share of common stock held by them of record at the close of business on the record date on any matter that may be presented at the meeting for consideration and action by the shareholders, except that shareholders will have cumulative voting rights with respect to the election of directors. Cumulative voting entitles each shareholder to cast for one nominee a total number of votes equal to the number of shares the shareholder held of record at the close of business on the record date multiplied by the number of directors to be elected, or to distribute that total number of votes among as many nominees as the shareholder chooses. Directors are elected by a plurality of the votes cast at a meeting at which one-third of the shares entitled to vote are present in person or by proxy. Where proxies are marked "withhold authority" these shares are included in the determination of the number of shares present and voting. Broker non-votes are not counted in the determination of the number of shares present and voting. You may withhold your vote from any nominee(s) for Director by striking a line through the nominee's name(s) on the proxy form. If you return a signed proxy form that does not indicate your voting preferences, your shares will be voted for the election of the nominated Directors.

The record date for the determination of shareholders entitled to voting rights at the meeting is the close of business on August 31, 1996. The annual report to shareholders for the year ended December 31, 1995, accompanies this proxy statement.

Expenses in connection with this proxy statement including postage, printing and handling, will be paid by the Company. It is expected that solicitation will be made of some stockholders by certain directors, officers and employees of the Company in person or by telephone or telegraph. Employees, directors and officers of the Company who may participate in the solicitation of proxies will be reimbursed for out-of-pocket expenses and may receive remuneration for time spent.

                    VOTING SECURITIES, OWNERSHIP OF
                CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the close of business on August 31, 1996, 9,423,142 shares of Common Stock, $.05 par value, were outstanding and are entitled to vote at this meeting.

The common stock of the Company is not traded on any securities exchange, nor are records kept of any quotation by securities dealers or the National Quotation Bureau, Inc. To the best knowledge of the Company, bid and asked quotations for TSI common stock are not reported in any newspaper.


             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is certain information concerning persons who are known by the Company to own beneficially more than 5% of the Company's voting shares on August 31, 1996.

                                          Amount and
                                          Nature of
                  Name and Address of     Beneficial     Percent
Title of Class      Beneficial Owner      Ownership      of Class

$ .05 Par Value    M Corp(1)               8,576,644 Direct  91%
Common Stock       110 Second Street South
                   Great Falls, Montana

(1) At August 31, 1996, GNI, Inc. (a Delaware corporation) owned a majority of M Corp's outstanding stock. At August 31, 1996, Anne Marie and Paul J. McCann and members of their family controlled a majority of the outstanding stock of GNI, Inc. Members of Anne Marie and Paul J. McCann's family own a total of 4,745 shares (.05%) of the common stock of the Company. Paul J. McCann owns no shares of stock in TSI, Inc. and disclaims beneficial ownership in any stock of TSI, Inc.


                   SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth as of August 31, 1996, information concerning the beneficial ownership of the Company's common stock by each director, nominee for director and each executive officer named in the Company's Summary Compensation Table and by all officers of the Company as a group. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the common stock indicated.

Name of Individual             Amount and Nature                 Percent
Number of Persons In Group     Of Beneficial Ownership           of Class

R. Bruce Robson                          --                          *
G. Robert Crotty, Jr.                    --                          *
Paul J. McCann, Jr.                      --                          *

All Directors and Executive
 Officers as a Group (3 Persons)         --(1)

 (1)See note (1) under Security Ownership of Certain Beneficial Owners above.

Based solely on its review of reports of persons subject to Section 16(a) of the Securities and Exchange Act, the Company believes that required reports were filed in a timely manner disclosing transactions involving the Company's common stock.

                           CHANGES IN CONTROL

The Company knows of no contractual arrangements which may at a subsequent date result in change in control of the Company.

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS

Three individuals are management's nominees for election as directors of the Company to constitute the entire Board of Directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

It is the intention of the persons named in the accompanying proxy to vote FOR the election of the nominees named below. It is expected that if these nominees should decline or be unable to serve, the proxy will be voted to fill any vacancies so arising in accordance with the discretionary authority of the persons named in the proxy.

Unless otherwise indicated all of the nominees for directors have occupied their present position for more than five years. The following schedule sets forth certain information concerning the nominees.

                         Director
Name and Age              Since          Principal Occupation

R. Bruce Robson, 55       1994           Director, M Corp; Secretary-
    Director                             Treasurer and Director,
                                         Medical Information Processing
                                         Systems, Inc.; Data Processing
                                         Manager, Sletten Construction
                                         Co.; Great Falls, Montan

Paul J. McCann, Jr., 42   1995           Attorney at Law; Investor;
   President, Director                   Billings, Montana

G. Robert Crotty, Jr.,69  1995           Attorney at Law; Director of
  Director                               M Corp; Investor; Great
                                         Falls, Montana.


                 REMUNERATION OF DIRECTORS AND OFFICERS

The Company has not adopted a formal plan for the compensation of directors. During 1995 the Company and its consolidated subsidiaries paid a total of $750 to directors of the Company and directors of the Company's consolidated subsidiaries.

                         EXECUTIVE COMPENSATION

Summary Compensation Table. The following table lists the cash compensation paid by the Company and its consolidated subsidiaries to the Company's President for 1995, 1994 and 1993. No officer or director of the Company or its consolidated subsidiaries received total cash compensation in excess of $100,000 for 1995, 1994 or 1993.

Name of Individual              Calendar                 Total Cash
  and Position                    Year                  Compensation

Paul J. McCann, Jr.               1995                      $  0
 President, Director

S. M. McCann                      1995                      $  0
 President, Director              1994                      $  0
                                  1993                      $  0


                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

An independent certified public accounting firm has not yet been selected to audit the Company's financial statements for 1996. To allow the Board of Directors flexibility, the Board of Directors requests shareholder approval authorizing the Board of Directors to select an independent certified public accounting firm to audit the Company's financial statements for 1996.

The Board of Directors can select an independent accounting firm without shareholder approval, however, the Board has requested shareholder approval as a matter of courtesy to shareholders. In the event of a negative vote by the shareholders on the matter, the Board will select an independent accounting firm to audit the Company's financial statements for 1996 and may subsequently request ratification of the selection by the shareholders.

Dwyer & Keith, CPAs, P.C., served as the Company's independent auditors for 1995. A representative of Dwyer & Keith, CPAs, P.C. is not expected to attend the shareholders meeting. If a representative of Dwyer & Keith, CPAs, P.C. is at the meeting, he will be welcome to make whatever statement he desires on behalf of his firm and he will be available to respond to appropriate questions addressed to him. No substantial services other than auditing have been provided by Dwyer & Keith, CPAs, P.C., or any other public accountant.

The firm of Dwyer & Keith, CPAs, P.C. has not resigned or declined to stand for re-election nor has that firm been dismissed by the Board of Directors as the Company's independent certified public accountants.There have been no material disagreements between the Company and Dwyer & Keith, CPAs, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reports of Dwyer & Keith, CPAs, P.C. on the Company's financial statements for the past two years have been unqualified.

                STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

It is anticipated that the 1997 annual meeting of shareholders will be held in July, 1997. Stockholder proposals intended for presentation at the meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to the meeting no later than April 15, 1997.

                             OTHER INFORMATION

The Board of Directors has not appointed an audit committee, compensation committee or a nominating committee.

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company.Members of the Board are kept informed of the Company's business by reports and documents sent to them.

Meetings of the Board of Directors are held as needed, and there is also an organizational meeting following the conclusion of the shareholders meeting. The Board held two meetings in 1995.

The Company will furnish, without charge, to any record holder or beneficial owner of its Common Stock on such record date, upon receipt of a written request, a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB. Written requests should be directed to TSI, Inc., to the attention of the Corporate Secretary at P.O. Box 2249, Great Falls, Montana 59403-2249.

                 MANNER IN WHICH PROXIES WILL BE VOTED

All properly executed proxies received by management will be voted. In the absence of contrary direction, management proposes to vote the proxies FOR the election of each of the above nominees to the Board, each to hold office until the next annual meeting of shareholders or until his successor is duly elected and qualified and to vote the proxies FOR the proposal authorizing the Board of Directors to select an independent certified public accounting firm to audit the Company's financial statements for 1996.

Management knows of no other business to be presented for action at the meeting other than the matters stated above. If any other matters should properly come before the meeting, it is intended that the proxy agents named in the proxy will vote thereon in accordance with their best judgment.

Whether or not you expect to be present at the meeting, you are urged to execute and return the enclosed form of proxy.

                          By Order of the Board of Directors,

                          N. Scott Atchison,
                          Assistant Secretary-Treasurer
October 1, 1996
Great Falls, Montana

                  THIS PROXY SOLICITED BY MANAGEMENT

                            TSI, INC.


The undersigned hereby appoints R. Bruce Robson, N. Scott Atchison and Jerry
K. Mohland and each of them, with full power of substitution, to represent the undersigned and to vote all stock registered in the name of the undersigned at the annual meeting of shareholders of TSI, Inc. to be held at 110 Second Street South, Great Falls, Montana, on Tuesday, October 22, 1996, at 9:30 a.m., and at any adjournments thereof, on the proposals listed below and as more particularly described in the Company's proxy statement and in their discretion upon such other matters as may properly come before the meeting. All powers of said proxies or substitutes shall be exercised by a majority of them, or if only one shall act, then by that one.

   Management recommends a vote FOR the following proposals:

1.Election of the three directors listed below as proposed in the accompanying proxy statement.

     FOR all nominees listed below     WITHHOLD AUTHORITY to vote
     (except as marked_to the          for all_nominees listed
     contrary below) |_|               below |_|

     Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

    R. Bruce Robson,  Paul J. McCann, Jr.,  G. Robert Crotty, Jr.

2.Authorize the Board of Directors to select an Independent Certified
  Public Accounting firm to audit the Company's financial statements for 1996.
                 _                _                  _
            FOR |_|     AGAINST  |_|      ABSTAIN   |_|

3.To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The shares represented hereby shall be voted in accordance with any specification made above. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 LISTED ABOVE.



DATED ____________________, 1996

                                   ________________________________
                                    Signature of Shareholder


                                   ________________________________
                                    Signature of Shareholder


          PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY.